UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2006

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2006 Omnicell, Inc. (the “Company”) entered into an Master Lease/Loan Purchase Program Agreement (the “Agreement”) with General Electric Capital Corporation, a Delaware corporation (“GE”). Subject to the terms of the Agreement, GE will assist the Company in offering and developing financing options that it may offer to its customers in connection with their lease of the Company’s products.

A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and confidential treatment has been requested for certain portions, which portions have been filed separately with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1*	Master Lease/Loan Purchase Agreement

*Confidential Treatment requested on certain portions, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 9, 2006	By:	/s/ Dan S. Johnston
Dan S. Johnston,
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*	Master Lease/Loan Purchase Program Agreement

*Confidential Treatment requested on certain portions, which portions have been filed separately with the Securities and Exchange Commission.